                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported):   23 January 2002


                          FLAG Telecom Holdings Limited
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          BERMUDA                         000-29207                       N/A
    ---------------------              ----------------             ----------------
(State or other Jurisdiction of    (Commission File Number)        (I.R.S Employer
     Incorporation)                                               Identification Number


              Cedar House, 41 Cedar Avenue, Hamilton HM12, Bermuda
            --------------------------------------------------------


                                 (441) 296-0909
                   ------------------------------------------
              (Registrants' telephone number, including area code)


                                       n/a
                      ------------------------------------
          (former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

         On 23 January 2002, FLAG Telecom Holdings Limited (the "Company") issued a press release announcing the appointment of Adnan Omar, a Director of the Company, as President of FLAG Telecom Development Services Company LLC, a subsidiary of the Company, with specific responsibilities.

         On 24 January 2002, the Company issued a press release announcing the appointment of Osama Jamjoom as a designated Director of Rathburn Limited to the Board of the Company.

         These press releases are filed as exhibits to and incorporated by reference into this Form 8-K.

         Any Internet addresses provided in this release are for information purposes only and are not intended to be hyperlinks. Accordingly, no information in any of these Internet addresses is included herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(c)      Exhibits

Exhibit No.    Description
-----------    -----------
99.1           Press Release dated 23 January 2002 of the Company.
99.2           Press Release dated 24 January 2002 of the Company.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FLAG TELECOM HOLDINGS LIMITED



                                            By:  /s/ KEES VAN OPHEM
                                                 -------------------------------
                                                 Kees van Ophem
                                                 General Counsel and Secretary


Dated:  25 January 2002


                                       3

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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------
99.1           Press Release dated 23 January 2002 of the Company.
99.2           Press Release dated 24 January 2002 of the Company.


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